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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                              Reported) May 1, 2003

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of GreenPoint Home Equity Loan Trust 2003-1, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-62698                 68-0397342
-------------------------------       ------------           -------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
        Incorporation)                File Number)           Identification No.)

        100 Wood Hollow Drive
          Novato, California                                         94945
          ------------------                                         -----
(Address of Principal Executive Offices)                          (zip code)

Registrant's telephone number, including area code (800) 462-2700

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Notes and the Mortgage Loans

            GreenPoint Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $1,012,326,549 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-62698) (the "Registration Statement"). Pursuant to the Registration Statement, GreenPoint Home Equity Loan Trust 2003-1 (the "Trust") issued approximately $290,418,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 2003-1 (the "Notes"), on May 19, 2003 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statements.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as EXHIBIT 4.3, dated as of May 1, 2003, between the Trust and The Bank of New York in its capacity as Indenture Trustee. The Notes evidence indebtedness of the Trust. Also issued, but not publicly offered, by the Trust were the Residual Certificates (the "Residual Certificates"), evidencing the ownership interest in the Trust.

            The primary asset of the Trust is a pool of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans.

            The Notes have an aggregate principal amount of $290,418,000 and a variable interest rate.

Item 5. OTHER EVENTS

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2003 Commission File No. 1-10777) and the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26,
2003, March 31, 2003 and April 21, 2003 as each related to Ambac Assurance Corporation are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; (iii) and the Prospectus Supplement for the issuance of the GreenPoint Home Equity Loan Trust 2003-1 Class A Notes, and shall be deemed to be part hereof and thereof.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            1.1 Underwriting Agreement, dated as of May 9, 2003 among GreenPoint Mortgage Securities Inc., as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Lehman Brothers Inc., as Underwriter (the "Underwriter").

            4.1 Sale and Servicing Agreement, dated as of May 1, 2003, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, GreenPoint Home Equity Loan Trust 2003-1 (the "Trust"), as Issuer, and the Bank of New York, as Indenture Trustee (the "Indenture Trustee").

            4.2 Trust Agreement, dated as of May 1, 2003, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

            4.3 Indenture, dated as of May 1, 2003, between the Trust and the Indenture Trustee.

            4.4 Mortgage Loan Purchase Agreement, dated as of May 1, 2003, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

            4.5 Financial Guaranty Insurance Policy relating to the Notes, dated as of May 19, 2003, and issued and delivered by Ambac Assurance Corporation.

            5.1 Opinion of Tobin & Tobin regarding legality.*

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters*.

            10.1 Indemnification Agreement, dated as of May 9, 2003, between the Underwriter and Ambac Assurance Corporation, as Insurer.

            23.1 Consent of KPMG LLP ("KPMG") regarding the financial statements of Ambac Assurance Corporation and their report.

            * Previously filed on Form S-3 with the Securities and Exchange Commission on June 8, 2001.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GREENPOINT MORTGAGE SECURITIES INC.


                                             By: /s/ Nathan Hieter
                                                 -------------------------------
                                                 Name: Nathan Hieter
                                                 Title: Vice President

Dated: June 3, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

      1.1 Underwriting Agreement, dated as of May 9, 2003 among GreenPoint Mortgage Securities Inc., as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Lehman Brothers Inc., as Underwriter (the "Underwriter").

      4.1 Sale and Servicing Agreement, dated as of May 1, 2003, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, GreenPoint Home Equity Loan Trust 2003-1 (the "Trust"), as Issuer, and the Bank of New York, as Indenture Trustee (the "Indenture Trustee").

      4.2 Trust Agreement, dated as of May 1, 2003, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

      4.3 Indenture, dated as of May 1, 2003, between the Trust and the Indenture Trustee.

      4.4 Mortgage Loan Purchase Agreement, dated as of May 1, 2003, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

      4.5 Financial Guaranty Insurance Policy relating to the Notes, dated as of May 19, 2003, and issued and delivered by Ambac Assurance Corporation.

      5.1           Opinion of Tobin & Tobin regarding legality.*

      8.1           Opinion of Dewey Ballantine LLP regarding tax matters.*

      10.1 Indemnification Agreement, dated as of May 9, 2003, between the Underwriter and Ambac Assurance Corporation, as Insurer.

      23.1 Consent of KPMG regarding financial statements of Ambac Assurance Corporation and their report.

            * Previously filed on Form S-3 with the Securities and Exchange Commission on June 8, 2001.